SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 2004
                                                           --------------


                             Northwest Bancorp, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)


           United States                 0-23817                 23-2900888
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(State or other jurisdiction       (Commission File No.)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


                  301 Second Avenue
                 Warren, Pennsylvania                         16365
        (Address of principal executive office)             (Zip code)

Registrant's telephone number, including area code:  (814) 726-2140
                                                     --------------



                                 Not Applicable
              ---------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)      Financial Statements of Business Acquired: Not applicable

         (b)      Pro Forma Financial Information:   Not applicable

         (c)      Exhibits:
                  99.1     Press release dated July 22, 2004.


Item 12. Results of Operation and Financial Condition
         --------------------------------------------

                  On July 22, 2004, Northwest Bancorp, Inc. announced annual financial results for its fiscal year ended June 30, 2004. A copy of the press release announcing the Company's results is attached hereto as Exhibit 99.1.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              NORTHWEST BANCORP, INC.


DATE:  July 22, 2004                      By: /s/ William W. Harvey, Jr.
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                                              William W. Harvey, Jr.
                                              Senior Vice President, Finance and
                                                   Chief Financial Officer